EXHIBIT 10.2

EXECUTION VERSION

AMERICAN MEDIA OPERATIONS, INC.

$21,245,380 aggregate principal amount of

9% Senior PIK Notes due 2013

$300,000,000 aggregate principal amount of

14% Senior Subordinated Notes due 2013

AMERICAN MEDIA, INC.

5,694,480 shares of American Media, Inc.’s Class A common stock

Purchase Agreement

January 29, 2009

J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

American Media Operations, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to J.P. Morgan Securities Inc. (the “Initial Purchaser”) (1) $21,245,380 aggregate principal amount of 9% Senior PIK Notes due 2013 (the “Senior Notes”) and (2) $300,000,000 aggregate principal amount of 14% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes” and, together with the Senior Notes, the “Notes”). The Senior Notes will be issued pursuant to an indenture to be dated as of January 30, 2009 (the “Senior Note Indenture”) among the Company, each of the Company’s subsidiaries that guarantees the Company’s ARCA (as defined herein) (the “Guarantors”) and Wilmington Trust FSB, as trustee (the “Senior Note Trustee”), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the “Senior Note Guarantees”). The Senior Subordinated Notes will be issued pursuant to an indenture to be dated as of January 30, 2009 (the “Senior Subordinated Indenture” and, together with the Senior Note Indenture, the “Indentures”) among the Company, each of the Guarantors and Wilmington Trust FSB, as trustee (the “Senior Subordinated Note Trustee” and, together with the Senior Note Trustee, the “Trustees”), and will be guaranteed on an unsecured senior subordinated basis by each of the Guarantors (the “Senior Subordinated Note Guarantees” and, together with the Senior Note Guarantees, the “Guarantees”). In addition, American Media, Inc., a Delaware corporation and the direct parent of the Company (“AMI” and, together with the Company, the “Issuers”), proposes to issue and sell to the Initial Purchaser 5,694,480 shares of its common stock, par value $0.0001 per share (the “Common Stock” and, together with the Notes, the “Securities”). All current members of EMP Group, L.L.C. (the “Existing Equityholders”), certain employees of AMI, certain tendering holders of Existing Notes

(as defined below) (collectively representing approximately 78% of the outstanding principal amount of existing notes), a representative to be designated by and on behalf of the Existing Equityholders and AMI will enter into a stockholders’ agreement dated as of the Closing Date (the “Stockholders Agreement”) setting forth certain rights of AMI stockholders.

The Securities are being offered concurrently with (a) the Company’s tender offers (the “Offers”) and consent solicitations (the “Solicitations”) with respect to the Company’s (i) 10 1/4% Series B Senior Subordinated Notes due 2009 (the “2009 Notes”) and (ii) 8 7/8% Senior Subordinated Notes due 2011 (the “2011 Notes” and, together with the 2009 Notes, the “Existing Notes”) pursuant to the Company’s Amended Offer to Purchase and Consent Solicitation Statement, dated as of January 9, 2009 (as amended from time to time prior to the date hereof, the “Offer to Purchase”), (b) the operativeness of the amendment and restatement of the Company’s senior secured credit agreement (the “ARCA”) and (c) the several other transactions described in the Time of Sale Information (as defined below) and Offering Memorandum (as defined below) under the heading “Summary—The transactions” (the “Other Transactions”). The issuance and sale of the Securities, the Offers and Solicitations, the payment of related fees and expenses, the operativeness of the ARCA and the consummation of the Other Transactions are referred to herein as the “Transactions.”

The Securities will be sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Issuers and the Guarantors have prepared a preliminary offering memorandum dated August 26, 2008 as amended and superseded by Amendment No. 1 dated January 9, 2009 to the preliminary offering memorandum, as further amended and supplemented on January 27, 2009 (as so amended and supplemented, the “Preliminary Offering Memorandum”) and will prepare an offering memorandum dated the date hereof (the “Offering Memorandum”) setting forth information concerning the Issuers and the Securities. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Issuers to the Initial Purchaser pursuant to the terms of this Agreement. The Issuers hereby confirm that they have authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information (as defined below) and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchaser in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. References herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as supplemented and amended by the written communications listed on Annex A hereto.

Holders of the Notes (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the

“Registration Rights Agreement”), pursuant to which the Company and the Guarantors will agree to file one or more registration statements with the Securities and Exchange Commission (the “Commission”) providing for the registration under the Securities Act of the Notes or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

Certain holders of the Common Stock will be subject to the Stockholders’ Agreement, and, under certain circumstances as set forth therein, may be entitled to require AMI to file one or more registration statements with the Commission providing for the initial public offering or registration of the Common Stock.

The Issuers hereby confirm their several agreements with the Initial Purchaser concerning the purchase and resale of the Securities, as follows:

1. Purchase and Resale of the Securities.

(a) The Company agrees to issue and sell the Notes to the Initial Purchaser as provided in this Agreement, AMI agrees to issue and sell the Common Stock to the Initial Purchaser as provided in this Agreement and the Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees to purchase (x) from the Company, $21,245,380 aggregate principal amount of Senior Notes and $300,000,000 aggregate principal amount of Senior Subordinated Notes, at a purchase price of (i) 96.6063% of the aggregate principal amount of Senior Notes and (ii) 96.221% of the aggregate principal amount of Senior Subordinated Notes and (y) from AMI, 5,694,480 shares of Common Stock at a purchase price of $22.1537 per share. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Issuers understand that the Initial Purchaser intends to offer the Securities for resale on the terms set forth in the Time of Sale Information. The Initial Purchaser represents, warrants and agrees that:

(i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

(ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, any of the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act;

(iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, any of the Securities as part of its initial offering except to less than 100 persons:

(A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule

144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A;

(B) in accordance with the restrictions set forth in Annex C hereto; or

(C) with respect to institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act); and

(iv) it is an institutional “accredited investor” (as defined in Rule 501(a)(1),(2)(3) or (7) under the Securities Act).

(c) The Initial Purchaser acknowledges and agrees that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 6(f) and 6(g), counsel for the Issuers and counsel for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser, and compliance by the Initial Purchaser with its agreements, contained in paragraph (b) above (including Annex C hereto), and the Initial Purchaser hereby consents to such reliance.

(d) The Issuers acknowledge and agree that the Initial Purchaser may offer and sell Securities to or through any affiliate of the Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through the Initial Purchaser.

(e) The Issuers acknowledge and agree that the Initial Purchaser is acting solely in the capacity of an arm’s length contractual counterparty to each of the Issuers with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or fiduciary to, or agent of, AMI, the Company, any of the Guarantors or any other person. Additionally, the Initial Purchaser is not advising AMI, the Company, any of the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. AMI, the Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchaser shall not have any responsibility or liability to AMI, the Company or any of the Guarantors with respect thereto. Any review by the Initial Purchaser of AMI, the Company, the Guarantors and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchaser and shall not be on behalf of AMI, the Company, any of the Guarantors or any other person.

2. Payment and Delivery.

(a) Payment for and delivery of the Securities will be made at the offices of Simpson Thacher & Bartlett LLP, New York, New York, at 10:00 A.M., New York City time, on January 30, 2009, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Initial Purchaser and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(b) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Initial Purchaser against (i) delivery to the nominee of The Depository Trust Company (the “DTC”), for the account of the Initial Purchaser, of (x) one or more global notes, representing the Senior Subordinated Notes (collectively, the “Global Senior Subordinated Note”) and (y) one or more global notes, representing the Senior Notes (collectively, the “Global Senior Note” and, together with the Global Senior Subordinated Note, the “Global Notes”), and (ii) delivery by AMI to the Transfer Agent for further delivery to the Initial Purchaser or such persons as the Initial Purchaser shall direct share certificates representing the Common Stock, in each case, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Notes and Common Stock certificates will be made available for inspection by the Initial Purchaser not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

3. Representations and Warranties of the Issuers and the Guarantors. The Issuers and the Guarantors jointly and severally represent and warrant to the Initial Purchaser that:

(a) Preliminary Offering Memorandum, Time of Sale Information and Offering Memorandum. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and the Offering Memorandum, in the form first used by the Initial Purchaser to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Time of Sale Information or the Offering Memorandum.

(b) Additional Written Communications. Neither Issuer (including its agents and representatives, other than the Initial Purchaser in its capacity as such) has prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy any of the Securities (each such communication by an Issuer or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any other written communications, in each case used in accordance with Section 4(c). Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that neither Issuer makes any representation and warranty with respect to any statements or omissions made in each such Issuer Written Communication in reliance upon and in conformity with information relating to the Initial Purchaser furnished to such Issuer in writing by the Initial Purchaser expressly for use in any Issuer Written Communication.

(c) Incorporated Documents. The documents incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby.

(e) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or management of AMI, the Company or any of the Guarantors, whether or not arising in the ordinary course of business, (ii) none of AMI, the Company or any of the Guarantors has incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business, (iii) none of AMI, the Company or any of the Guarantors has entered into any material transaction other than in the ordinary course of business and (iv) there has not been any change in the capital stock or long-term debt of AMI, the Company or any of the Guarantors, or any dividend or distribution of any kind declared, paid or made by AMI, the Company or any of the Guarantors on any class of their respective capital stock.

(f) Organization and Good Standing. AMI, the Company and each of the Company’s subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations or business of AMI, the Company and the Company’s subsidiaries taken as a whole or on the performance of AMI, the Company and the Guarantors of their obligations under the Securities and the Guarantees (a “Material Adverse Effect”).

(g) Capitalization. AMI has an authorized capitalization as set forth in each of the Time of Sale Information and the Offering Memorandum under the heading “Capitalization”. The Common Stock conforms in all material respects to the description thereof contained in the Time of Sale Information and the Offering Memorandum. All of the outstanding shares of capital stock of AMI, and of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Time of Sale Information and the Offering Memorandum, there are no, and upon consummation of the Transactions, there will be no, outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in AMI, including the shares of Common Stock offered by AMI in the Transactions, the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of AMI, the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. All of the outstanding shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, except as otherwise described in each of the Time of Sale Information and the Offering Memorandum. All the capital stock of the Company is owned directly by AMI free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party. Prior to the consummation of the Transactions, EMP Group, LLC (the “LLC”) is the only holder of record of AMI’s capital stock.

(h) Due Authorization. Each of the Issuers and Guarantors has full right, power and authority to execute and deliver this Agreement, the Notes, the Indentures to which they are or are to become a party (including each Guarantee set forth therein), the Exchange Securities, if issued, and the Registration Rights Agreement and AMI has full right, power and authority to execute and deliver the ARCA and the Stockholders Agreement (collectively, the “Transaction Documents”) and in each case to perform their respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(i) The Indentures. Each of the Indentures has been duly authorized by the Company and each of the Guarantors party thereto and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”); and except as otherwise disclosed in the Time of Sale Information and the Offering Memorandum, on the Closing Date, each Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(j) The Notes and the Guarantees. The Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the applicable Indentures, and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the applicable Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Notes have been duly executed, authenticated, issued and delivered as provided in the applicable Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indentures.

(k) [Intentionally omitted].

(l) The Common Stock. The Common Stock has been duly authorized by AMI and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and non-assessable.

(m) Purchase Agreement. This Agreement has been duly authorized, executed and delivered by AMI, the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of AMI, the Company and each of the Guarantors enforceable against AMI, the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions; provided that no representation as to enforceability is made with respect to the Section entitled “Indemnification and Contribution” to the extent it may be limited by applicable law and public policy.

(n) Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors and on the Closing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions; provided that no representation as to enforceability is made with respect to the Section entitled

“Indemnification and Contribution” to the extent it may be limited by applicable law and public policy.

(o) Stockholders’ Agreement. The Stockholders’ Agreement has been duly authorized by AMI and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of AMI enforceable against AMI in accordance with its terms, subject to the Enforceability Exceptions.

(p) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(q) No Violation or Default. None of AMI, the Company or any of the Company’s subsidiaries is (i) in violation of its limited liability company agreement, operating agreement, charter, by-laws or similar organizational documents, as applicable, (ii) except as described in or expressly contemplated by the Time of Sale Information and the Offering Memorandum, in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, in the case of (ii) and (iii), for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(r) No Conflicts. The execution, delivery and performance by AMI, the Company and each of the Guarantors of each of the applicable Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Securities (including in each case the related Guarantees) and compliance by AMI, the Company and each of the Guarantors, as applicable, with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of AMI, the Company or any of the Company’s subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which AMI, the Company or any of the Company’s subsidiaries is a party or by which AMI, the Company or any of the Company’s subsidiaries is bound or to which any of the property or assets of AMI, the Company or any of the Company’s subsidiaries is subject, except where such conflict, breach or violation would not, singularly or in the aggregate, have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the limited liability company agreement, operating agreement, charter, by-laws or similar organizational documents, as applicable, of AMI, the Company or any of the Company’s subsidiaries or any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over AMI, the Company or any of the Company’s subsidiaries or any of their properties or assets, except where such violation of such judgment, order, decree, rule or regulation would not, singularly or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by AMI, the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Notes (including the related Guarantees) and the Common Stock and compliance by AMI, the Company and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchaser, (iii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act, the Trust Indenture Act and applicable state securities laws as contemplated by the Registration Rights Agreement and (iv) the failure to obtain which would not, singularly or in the aggregate, have a Material Adverse Effect.

(s) Legal Proceedings. Except as described in each of the Time of Sale Information and the Offering Memorandum, there are no legal or governmental proceedings pending to which AMI, the Company or any of the Company’s subsidiaries is a party or to which any property or assets of the Company or any of the Company’s subsidiaries is the subject which (i) singularly or in the aggregate, if determined adversely to the Company or any of the Company’s subsidiaries, could reasonably be expected to have a Material Adverse Effect or (ii) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the best knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(t) Independent Accountants. Deloitte & Touche LLP (“Deloitte & Touche”), who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act and the rules and regulations of the Commission.

(u) Title to Real and Personal Property. AMI, the Company and each of the Company’s subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of AMI, the Company and the Company’s subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those (i) described in the Time of Sale Information and the Offering Memorandum under the caption “Description of other indebtedness,” (ii) which do not materially interfere with the use made and proposed to be made of such property by AMI, the Company and the Company’s subsidiaries or (iii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v) Title to Intellectual Property. AMI, the Company and each of the Company’s subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and AMI, the Company and the Company’s subsidiaries have not received any notice of any claim of conflict with, any such rights of others.

(w) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among AMI, the Company or any of the Company’s subsidiaries, on the one hand, and the directors, officers, stockholders or other affiliates of AMI, the Company or any of the Company’s subsidiaries, on the other, that would be required by the Securities Act to be described in a registration statement to be filed with the Commission and that is not so described in each of the Time of Sale Information and the Offering Memorandum.

(x) Investment Company Act. None of AMI, the Company or any of the Company’s subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Offering Memorandum none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(y) Taxes. AMI, the Company and each of the Company’s subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown to be due thereon, and no tax deficiency has been determined adversely to AMI, the Company or any of the Company’s subsidiaries which has had (nor does AMI, the Company or any of the Company’s subsidiaries have any knowledge of any tax deficiency which, if determined adversely to AMI, the Company or any of the Company’s subsidiaries, would reasonably be expected to have) a Material Adverse Effect.

(z) Licenses and Permits. AMI, the Company and each of the Company’s subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Time of Sale Information and the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and none of AMI, the Company nor any of the Company’s subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course, except where the revocation or modification of any such license, certificate, authorization or permit, or the failure to renew any such license, certificate, authorization or permit, would not, singularly or in the aggregate, have a Material Adverse Effect.

(aa) No Labor Disputes. No labor disturbance by or dispute with employees of AMI, the Company or any of the Company’s subsidiaries exists or, to the best knowledge of AMI, the Company and each of the Company’s subsidiaries, is contemplated or threatened.

(bb) Compliance with Environmental Laws. Except as disclosed in the Time of Sale Information and the Offering Memorandum, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of any toxic, infectious or hazardous substances or wastes by, due to or caused by AMI, the Company or any of the Company’s subsidiaries (or, to the best knowledge of AMI, the Company or any other entity (including any predecessor) for whose acts or omissions AMI, the Company or any of the Company’s subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by AMI, the Company or any of the Company’s subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and except as disclosed in the Time of Sale Information and the Offering Memorandum, there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic, infectious or hazardous substances or wastes with respect to which AMI, the Company or any of the Company’s subsidiaries has knowledge, except for any such disposal, discharge, emission or other release of any kind which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(cc) Compliance with ERISA. No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of AMI, the Company or any of the Company’s subsidiaries which could reasonably be expected to have a Material Adverse Effect; each such employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; AMI, the Company and each of the Company’s subsidiaries have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan for which AMI, the Company or any of the Company’s subsidiaries would have any liability; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification.

(dd) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ee) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in each of the Time of Sale Information and the Offering Memorandum, there are no material weaknesses or significant deficiencies in the Company’s internal controls.

(ff) Insurance. AMI, the Company and each of the Company’s subsidiaries have insurance covering each of their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect AMI, the Company and its subsidiaries and their respective businesses.

(gg) No Unlawful Payments. None of AMI, the Company or any of the Company’s subsidiaries nor, to the best knowledge of AMI, the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of AMI, the Company or any of the Company’s subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(hh) Compliance with Money Laundering Laws. The operations of AMI, the Company and the Company’s subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving AMI, the Company or any of the Company’s subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ii) Compliance with OFAC. None of AMI, the Company, any of the Company’s subsidiaries or, to the knowledge of AMI, the Company, any director, officer, agent, employee or affiliate of AMI, the Company or any of the Company’s subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither AMI nor the Company will directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj) Solvency. Immediately following the Closing Date, after giving effect to the issuance of the Securities and to the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum, (a) the fair value of the assets of each of AMI, the Company and each Guarantor, at a fair valuation, will exceed their respective debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each of AMI, the Company and each Guarantor will be greater than the amount that will be required to pay the probable liability of their respective debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each of AMI, the Company and each Guarantor will be able to pay their respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each of AMI, the Company and each Guarantor will not have unreasonably small capital with which to conduct the business in which AMI, the Company or such Guarantor is engaged as such business in now conducted and is proposed to be conducted following the Closing Date.

(kk) Senior Indebtedness. The Senior Notes and Senior Note Guarantees constitute “senior indebtedness” as such term is defined in any indenture or agreement governing any outstanding subordinated indebtedness of the Company.

(ll) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(mm) No Broker’s Fees. Except for existing agreements with the Initial Purchaser, none of AMI, the Company or any of the Company’s subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(nn) Rule 144A Eligibility. On the Closing Date, none of the Securities will be, in each case, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(oo) No Integration. None of AMI, the Company or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the sale of any of the Notes or the Common Stock in a manner that would require registration of any of the Notes or the Common Stock under the Securities Act.

(pp) No General Solicitation or Directed Selling Efforts. None of AMI, the Company or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchaser, as to which no representation is made) has (i) solicited offers for, or offered or sold, any of the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act (“Regulation S”), and all such persons have complied with the offering restrictions requirement of Regulation S.

(qq) Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 1(b) (including Annex C hereto) and its compliance with its agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser and the offer, resale and delivery of the Securities by the Initial Purchaser, in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register any of the Notes or the Common Stock under the Securities Act or to qualify the Indentures under the Trust Indenture Act.

(rr) No Stabilization. None of AMI, the Company or any of the Guarantors has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any of the Securities or the price of any security of the Issuers to facilitate the sale or resale of the Securities.

(ss) Margin Rules. Neither the issuance, sale and delivery of the Securities, nor the application of the proceeds by AMI and the Company as described in the Time of Sale Information and the Offering Memorandum will violate Regulation T, U or X of the Federal Reserve Board, as the same are in effect on the Closing Date.

(tt) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

4. Further Agreements of the Issuers and the Guarantors. AMI, the Company and each of the Guarantors jointly and severally covenant and agree with the Initial Purchaser that:

(a) Delivery of Copies. The Company will deliver, without charge, to the Initial Purchaser as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including all amendments and supplements thereto) as the Initial Purchaser may reasonably request.

(b) Offering Memorandum, Amendments or Supplements. Before finalizing the Offering Memorandum or making or distributing any amendment or supplement to any of the Time of Sale Information or the Offering Memorandum or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Initial Purchaser and counsel for the Initial Purchaser a copy of the proposed Offering Memorandum or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Offering Memorandum, amendment or supplement or file any such document with the Commission to which the Initial Purchaser reasonably objects.

(c) Additional Written Communications. Before making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, the Issuers will furnish to the Initial Purchaser and counsel for the Initial Purchaser a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Initial Purchaser reasonably objects.

(d) Notice to the Initial Purchaser. The Issuers will advise the Initial Purchaser promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when such Time of Sale Information, Issuer Written Communication or the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by the Issuers of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of any of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information to comply with law, the Issuers will immediately notify the Initial Purchaser thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchaser such amendments or supplements to any of the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance of the Offering Memorandum. If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers will immediately notify the Initial Purchaser thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchaser such amendments or supplements to the Offering Memorandum (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented (including such document to be incorporated by reference therein) will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

(g) Blue Sky Compliance. The Issuers will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that none of AMI, the Company or any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Clear Market. During the period from the date hereof through and including the date that is 90 days after the date hereof, AMI, the Company and each of the Guarantors will not, without the prior written consent of the Initial Purchaser, offer, sell, contract to sell or otherwise dispose of (i) any equity securities, except as described in or expressly contemplated by the Time of Sale Information and the Offering Memorandum or (ii) any debt securities issued or guaranteed by AMI, the Company or any of the Guarantors and having a tenor of more than one year.

(i) Use of Proceeds. The Issuers will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds.”

(j) Supplying Information. While any of the Securities remain outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, AMI, the Company and each of the Guarantors will, during any period in which AMI or the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(k) PORTAL and DTC. The Company will assist the Initial Purchaser in arranging for the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority (“FINRA”) relating to trading in the PORTAL Market and for the Notes to be eligible for clearance and settlement through DTC.

(l) [Intentionally omitted.]

(m) No Integration. None of AMI, the Company or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of any of the Notes or the Common Stock in a manner that would require registration of any of the Notes or the Common Stock under the Securities Act.

(n) No General Solicitation or Directed Selling Efforts. None of AMI, the Company or any of their respective affiliates or any other person acting on its or their behalf (other than the Initial Purchaser, as to which no covenant is given) will (i) solicit offers for, or offer or sell, any of the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

(o) No Stabilization. None of AMI, the Company or any of the Guarantors will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of any of the Securities.

5. Certain Agreements of the Initial Purchaser. The Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy any of the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(c) above, (iv) any written communication prepared by the Initial Purchaser and approved by the Company in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum or the Offering Memorandum.

6. Conditions of Initial Purchaser’s Obligations. The obligation of the Initial Purchaser to purchase the Securities on the Closing Date as provided herein is subject to the performance by AMI, the Company and each of the Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Representations and Warranties. The representations and warranties of AMI, the Company and the Guarantors contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of AMI, the Company, the Guarantors and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(b) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any of the Notes by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any of the Notes (other than an announcement with positive implications of a possible upgrading).

(c) No Material Adverse Change. No event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Offering Memorandum (excluding any amendment or supplement thereto) the effect of which in the judgment of the Initial Purchaser makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

(d) Officer’s Certificate. The Initial Purchaser shall have received on and as of the Closing Date a certificate of an executive officer of AMI and the Company who has specific knowledge of AMI’s and the Company’s financial matters and is satisfactory to the Initial Purchaser (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Offering Memorandum and, to the best knowledge of such officer, the representations set forth in Sections 3(a) and 3(b) hereof are true and correct and (ii) confirming that the other representations and warranties of AMI, the Company and the Guarantors in this Agreement are true and correct and that AMI, the Company and the Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraph (c) above.

(e) Comfort Letters. On the date of this Agreement and on the Closing Date, Deloitte & Touche shall have furnished to the Initial Purchaser, at the request of the Issuers, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Time of Sale Information and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(f) Opinion and 10b-5 Statement of Counsel for the Issuers. Simpson Thacher & Bartlett LLP, counsel for the Issuers, shall have furnished to the Initial Purchaser, at the request of the Issuers, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect set forth in Annex D hereto.

(g) Opinion and 10b-5 Statement of Counsel for the Initial Purchaser. The Initial Purchaser shall have received on and as of the Closing Date an opinion and 10b-5 statement of Cahill Gordon & Reindel LLP, counsel for the Initial Purchaser, with respect to such matters as the Initial Purchaser may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(h) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Notes (or the issuance of the Guarantees thereof) or the Common Stock; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Notes (or the issuance of the Guarantees thereof), or the Common Stock.

(i) Good Standing. The Initial Purchaser shall have received on and as of the Closing Date satisfactory evidence of the good standing of AMI, the Company and the Company’s subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Initial Purchaser may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(j) Registration Rights Agreement. The Initial Purchaser shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

(k) Stockholders Agreement. The Existing Equityholders, AMI and the applicable holders of the Existing Notes shall have entered into the Stockholders Agreement, and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

(l) PORTAL and DTC. The Notes shall have been approved by FINRA for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

(m) Transactions. The Transactions shall be concurrently consummated in all material respects on the terms set forth in the Time of Sale Information and the Offering Memorandum.

(n) Specified Amount Agreements. As of the Closing Date, no holder of Existing Notes whose Existing Notes have been accepted for purchase pursuant to the Offers and

Solicitations shall have indicated (which indication remains as of the Closing Date) an intent to breach or has breached its agreement to purchase its Specified Amount (as defined in the Offer to Purchase) of Securities.

(o) Additional Documents. On or prior to the Closing Date, AMI, the Company and the Guarantors shall have furnished to the Initial Purchaser such further certificates and documents as the Initial Purchaser may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

7. Indemnification and Contribution.

(a) Indemnification of the Initial Purchaser. AMI, the Company and each of the Guarantors jointly and severally agree to indemnify and hold harmless the Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, invoiced, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

(b) Indemnification of the Company. The Initial Purchaser agrees to indemnify and hold harmless AMI, the Company, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls AMI, the Company or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the fifth sentence of the fourteenth paragraph and the sixteenth paragraph under the caption “Plan of distribution.”

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the invoiced, reasonable fees and expenses of such proceeding and shall promptly pay the invoiced, reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; or (iii) the Indemnified Person shall have reasonably concluded based on the advice of counsel that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such invoiced, reasonable fees and expenses shall be promptly reimbursed. Any such separate firm for the Initial Purchaser, its affiliates, directors and officers and any control persons of the Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for AMI, the Company, the Guarantors, their respective directors and officers and any control persons of AMI, the Company and the Guarantors shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by AMI, the Company and the Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of AMI, the Company and the Guarantors on the one hand and the Initial Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by AMI, the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by AMI, the Company from the sale of the Securities and the Initial Purchaser’s expenses reimbursed by the Issuers, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of AMI, the Company and the Guarantors on the one hand and the Initial Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by AMI, the Company or any Guarantor or by the Initial Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. AMI, the Company, the Guarantors and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall the Initial Purchaser be required to contribute any amount in excess of the amount of the Initial Purchaser’s fees with respect to the offering of the Securities exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Termination. This Agreement may be terminated in the absolute discretion of the Initial Purchaser, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Initial Purchaser, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.

9. [Intentionally omitted].

10. Payment of Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, AMI, the Company and each of the Guarantors jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s and the Guarantors’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchaser may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchaser); (vi) any fees charged by rating agencies for rating the Notes; (vii) the fees and expenses of the Trustees and any paying agents (including related fees and expenses of any counsel to such parties); (viii) the costs and expenses of any transfer agent and any registrar; and (ix) all expenses and application fees incurred in connection with the application for the inclusion of the Notes on the PORTAL Market and the approval of the Notes for book-entry transfer by DTC.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of the Initial Purchaser referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from the Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of AMI, the Company, the Guarantors and the Initial Purchaser contained in this Agreement or made by or on behalf of AMI, the Company, the Guarantors or the Initial Purchaser pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of AMI, the Company, the Guarantors or the Initial Purchaser.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended; (d) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (e) the term “written communication” has the meaning set forth in Rule 405 under the Securities Act.

14. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchaser shall be given to: J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017; Attention: Richard Gabriel (telecopier no.: (212) 270-1063). Notices to AMI, the Company and the Guarantors shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the Offering Memorandum; Attention: Dean Durbin, Chief Financial Officer (telecopier no.: (212) 545-4813).

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

AMERICAN MEDIA, INC.
AMERICAN MEDIA OPERATIONS, INC.
NATIONAL ENQUIRER, INC.
GLOBE EDITORIAL, INC.
GLOBE COMMUNICATIONS, CORP.
STAR EDITORIAL, INC.
NATIONAL EXAMINER, INC.
MIRA! EDITORIAL, INC.
AM AUTO WORLD WEEKLY, INC.
AMERICAN MEDIA CONSUMER ENTERTAINMENT INC.
AMERICAN MEDIA NEWSPAPER GROUP INC.
COUNTRY MUSIC MEDIA GROUP, INC.
AMERICAN MEDIA MINI MAGS, INC.
AMERICAN MEDIA DISTRIBUTION & MARKETING GROUP, INC.
AMERICAN MEDIA PROPERTY GROUP, INC.
DISTRIBUTION SERVICE, INC.
NDSI, INC.
AMI BOOKS, INC.
AMI FILMS, INC.
WEILER PUBLICATIONS, INC.
SYL COMMUNICATIONS

By:	/s/ Dean D. Durbin
Name:	Dean D. Durbin
Title:	Chief Operating Officer and
Chief Financial Officer

Accepted: January 29, 2009

J.P. MORGAN SECURITIES INC.

By:	/s/
Authorized Signatory